                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                SHO-ME FINANCIAL
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


                                SHO-ME FINANCIAL
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

--------------------------------------------------------------------------------

                            [SHO-ME FINANCIAL CORP.]





                                 March 25, 1997





Dear Fellow Stockholder:

  On behalf of the Board of Directors and management of Sho-Me Financial Corp., I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 1:00 p.m. on April 23, 1997, at the main office of Sho-Me Financial Corp. located at 109 N. Hickory, Mt. Vernon, Missouri.

  In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on Sho-Me Financial's 1996 financial and operating performance.

  I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save Sho-Me Financial additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

  Thank you for your attention to this important matter.

                                        Sincerely,




                                        Allan James Moore, Jr.
                                        Chairman of the Board

                             SHO-ME FINANCIAL CORP.
                                 109 N. Hickory
                          Mt. Vernon, Missouri  65712
                                 (417) 466-2171

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 23, 1997

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Sho-Me Financial Corp. (the "Company") will be held at the main office of the Company, located at 109 N. Hickory, Mt. Vernon, Missouri 65712, at 1:00 p.m., Mt. Vernon time on April 23, 1997. Certain of the information provided herein relates to 1st Savings Bank, f.s.b. ("1st Savings" or the "Bank"), a wholly-owned subsidiary and predecessor of the Company.

      A Proxy Card and a Proxy Statement for the Meeting are enclosed.

      The Meeting is for the purpose of considering and acting upon:

      1.  The election of one director of the Company; and

      2. The ratification of the appointment of Baird Kurtz & Dobson as the auditors of the Company for the fiscal year ending December 31, 1997; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

      Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on March 14, 1997, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

      You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS




                                        Allan James Moore, Jr.
                                        Chairman of the Board




Mt. Vernon, Missouri
March 25, 1997
--------------------------------------------------------------------------------
   IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
       OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.
        A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO
            POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                PROXY STATEMENT

                             SHO-ME FINANCIAL CORP.
                                 109 N. Hickory
                           Mt. Vernon, Missouri 65712
                                 (417) 466-2171

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 23, 1997

      This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Sho-Me Financial Corp. (the "Company") of proxies to be used at its Annual Meeting of Stockholders (the "Meeting") which will be held at the main office of the Company, located at 109 N. Hickory, Mt. Vernon, Missouri, on April 23, 1997 at 1:00 p.m., Mt. Vernon, Missouri time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about March 25, 1997.

      At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of one director and the ratification of the appointment of Baird, Kurtz & Dobson as auditors for the Company.

VOTE REQUIRED AND PROXY INFORMATION

      All shares of the Company's common stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees and the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

      Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Approval of the ratification of the appointment of Baird, Kurtz & Dobson requires the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. A majority of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

      A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Barbara Rubison, Secretary, Sho-Me Financial Corp., 109 North Hickory, Mt. Vernon, Missouri 65712.

VOTING SECURITIES AND CERTAIN HOLDERS THEREOF

      Stockholders of record as of the close of business on March 14, 1997 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,538,325 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock, (ii) the Company's Chief Executive Officer and each executive officer who made in excess of $100,000 during fiscal 1996 (the "Named Officers"), and (iii) all directors and officers of the Company and the Bank as a group.

                                                                                           SHARES
                                                                                     BENEFICIALLY OWNED     PERCENT
                                   BENEFICIAL OWNER                                  AT MARCH 14, 1997      OF CLASS
-----------------------------------------------------------------------------------  --------------------   --------

Principal Owners
----------------
Sho-Me Financial Corp. Employee Stock Ownership Plan                                         163,101         10.60%
109 N. Hickory
Mt. Vernon, Missouri  65712(1)

Named Officers and Directors and Officers as a Group(2)
----------------------------------------------------

Raymond G. Merryman, President and Chief Executive Officer(3)                                 55,297          3.57

Directors and executive officers of the Company and the Bank as a group (6 persons)(4)       193,557         12.27%

------------------------------

(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 64,475 shares of which have been allocated to accounts of participants. First Bankers Trust Company, Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

(2) The address of each individual listed is the same as that of the Company.

(3) Includes 32,537 shares which Mr. Merryman may be deemed to hold directly, 4,311 shares allocated to the account of Mr. Merryman under the ESOP and 6,150 shares granted to Mr. Merryman pursuant to the Management Recognition and Retention Plan. Amount also includes 12,299 options granted pursuant to the Company's Stock Option Plan (the "SOP") which are exercisable within 60 days of March 14, 1997.

(4) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares awarded pursuant to the Company's Management Recognition Plan (the "MRP") and shares allocated to the ESOP accounts of the group members, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. Amounts also include options granted pursuant to the SOP which are exercisable within 60 days of March 14, 1997.


                       PROPOSAL I - ELECTION OF DIRECTORS

      The Company's Board of Directors is composed of five members, each of whom is also a director of the Bank. One-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify.

      The table below sets forth certain information regarding the Company's nominees for and continuing members of the Board of Directors, including their terms of office. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.



                                                                                                   SHARES OF COMMON
                                                                                   TERM            STOCK BENEFICIALLY        PERCENT
                                                                   DIRECTOR         TO                 OWNED AT                OF
NAME                      AGE             Position(s) Held         SINCE(1)       EXPIRE           MARCH 14, 1997(2)          CLASS
----                      ---             ----------------         --------       ------           -----------------         -------

                                   NOMINEES
                                   --------
Stephen Maus              49  Director                               1992           2000                  11,355                .74%

                        DIRECTORS CONTINUING IN OFFICE
                        ------------------------------

David J. Tooley            48 Executive Vice President and           1994           1998                  51,922               3.35
                              Director

Allan James Moore, Jr.(3)  67 Chairman of the Board                  1972           1998                  35,005               2.27

Donald R. Millsap          68 Director                               1973           1999                  22,259               1.44

Raymond G. Merryman(4)     47 Director                               1996           1999                  55,297               3.57

(1) Includes service as a director of the Bank.

(2) Includes shares held directly, as well as, shares held in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting and dispositive power as well as shares granted pursuant to the Company's MRP. Also includes 4,100 shares granted to each non-employee director pursuant to the Company's SOP which shares are exercisable within 60 days of March 14, 1997.

(3) Includes 10,905 shares held directly, 10,000 shares held in trust and 10,000 shares held by Moore's Stores, Inc., of which Mr. Moore is a beneficiary and 4,100 options granted pursuant to the Company's SOP which are exercisable within 60 days of March 14, 1997.

(4) Includes 32,537 shares held directly, 12,299 options granted pursuant to the Company's SOP which are exercisable within 60 days of March 14, 1997, and 4,311 shares allocated to the account of Mr. Merryman under the ESOP.


      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

      The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated. All directors and officers of the Company have held their positions with the Company since its incorporation in March 1994 with the exception of President Merryman who was elected to the Board of Directors at the 1995 Annual Meeting of Stockholders.

      RAYMOND G. MERRYMAN is currently the President and Chief Executive Officer of the Bank and the Company, positions he has held since 1993. Mr. Merryman joined the bank in 1978 and has held various positions since that time, including Vice President from January 1982 until May 1992 and Executive Vice President from May 1992 until October 1993.

      DONALD R. MILLSAP was a pilot with the U.S. Air Force for six years. He then owned and operated Millsap Department Store for 26 years. Mr. Millsap retired from the Missouri Department of Revenue as supervising auditor on October 31, 1993.

      STEPHEN D. MAUS, DDS has conducted a practice in general dentistry since 1972.

      DAVID J. TOOLEY is currently the Executive Vice President of the Bank.
In that capacity, he is responsible for managing the Bank's assets, supervising the lending department and serving on the Bank's Board of Directors. Prior to his promotion in 1992, Mr. Tooley served as Branch Manager and Senior Lender. Mr. Tooley joined the Bank in 1975.

      ALLAN JAMES MOORE, JR. is an investor. He formerly owned and operated Moore's, a retail mens and womens apparel store. Mr. Moore has been a member of the Board of Directors since 1972. Mr. Moore was appointed Chairman of the Board in 1996.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

      Board and Committee Meetings of the Company. Meetings of the Company's Board of Directors are generally held on a quarterly basis. The Board of Directors of the Company held 11 meetings during the fiscal year ended December 31, 1996. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which such director served during the year.

      The Company has no standing nominating committee. The full Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors.

      The Board of Directors of the Company and the Bank have standing Audit and Compensation Committees.

      The Audit Committee of the Bank reviews audit reports and related matters to ensure effective compliance by the Bank with internal policies and procedures. Directors Moore, Millsap and Maus were members of this Committee in fiscal 1996. The Audit Committee met four times during fiscal 1996.

      The Compensation Committee of the Company will be responsible for administration of the Stock Option Plan and the MRP. The members of the Compensation Committee in fiscal 1996 were Directors Moore, Millsap and Maus. This Committee met three times during fiscal 1996.

DIRECTOR COMPENSATION

      Cash Compensation. Each non-employee member of the Board of Directors of the Company is paid $1,000 for each regular monthly meeting attended. Board members do not receive additional fees for committee meetings attended.

EXECUTIVE COMPENSATION

      The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

      The following table sets forth the compensation paid or accrued by the Bank during the fiscal years indicated for services rendered by the President and Chief Executive Officer. No executive officer of the Bank received cash compensation in excess of $100,000 during 1996.

                                   SUMMARY COMPENSATION TABLE

                       ANNUAL COMPENSATION                                                         LONG-TERM
                                                                                                 COMPENSATION
--------------------------------------------------------------------------------------------------------------------
                                                                                                    AWARDS
                                                                                        ----------------------------
                                                                                           RESTRICTED
                                                                           OTHER ANNUAL      STOCK                        ALL OTHER
                                            SALARY           BONUS         COMPENSATION     AWARD(S)        OPTIONS     COMPENSATION
NAME AND PRINCIPAL POSITION        YEAR      ($)             ($)              ($)(1)          ($)              (#)          ($)(4)
------------------------------------------------------------------------------------------------------------------------------------
Raymond G. Merryman, President,    1996    $82,416         $  ---             $  ---       $    ---             ---        $ 4,179
Chief Executive Officer
                                   1995     70,000            ---                ---         111,461 (2)     30,748(3)       3,271
                                   1994     65,000            ---                ---             ---            ---          3,909

------------------------
(1) During 1994, 1995 and 1996, Mr. Merryman did not receive benefits or perquisites which, in the aggregate, exceeded 10% of his salary and bonus.

(2) Pursuant to the MRP, the Company granted to Mr. Merryman 7,687 restricted shares of Common Stock. Such shares vest at a rate of 20% per year with the first installment vesting on April 26, 1996.

(3) Pursuant to Stock Option Plan, the Company granted to Mr. Merryman options to purchase 30,748 shares of the Common Stock. Such options vest at a rate of 20% per year with the first installment vesting on April 26, 1996.

(4) Amount for 1994 represents premium for medical and disability insurance of $3,363 and $546, respectively. Amount for 1995 represents premium for medical and disability insurance of $2,683 and $588, respectively. Amount for 1996 represents premium for medical and disability insurance of $3,486 and $692, respectively.


         The following table provides information as to the value of the options held by the Company's Chief Executive Officer on December 31, 1996, none of which have been exercised. No stock appreciation rights were granted as of such date.

                                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                           OPTION VALUES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   VALUE OF
                                                                           NUMBER OF                              UNEXERCISED
                                                                         UNEXERCISED                              IN-THE-MONEY
                                                                          OPTIONS AT                               OPTIONS AT
                                                                         FY-END (#)(1)                           FY-END ($)(2)
                                                           -------------------------------------------------------------------------
                             SHARES
                          ACQUIRED ON         VALUE
NAME                        EXERCISE        REALIZED       EXERCISABLE         UNEXERCISABLE        EXERCISABLE       UNEXERCISABLE
                              (#)             ($)             (#)                  (#)                 ($)                  ($)
------------------------------------------------------------------------------------------------------------------------------------
Raymond G. Merryman           ---             ---             6,150                24,598              $44,588            $178,336

------------------------
(1) Represents an option to purchase Common Stock awarded to the Company's Chief Executive Officer. The option vests in five equal annual installments. The first installment vested on April 26, 1996, with the remaining installments vest equally on April 26, 1997, 1998, 1999, and 2000.

(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the average of the closing bid and the asked price of $21.75 per share of the Common Stock as reported on The Nasdaq National Market System on December 31, 1996.

CHANGE IN CONTROL SEVERANCE AGREEMENTS

    The Bank has entered into change-in-control severance agreements with President Merryman, Executive Vice President Tooley and Chief Financial Officer Steffens providing for terms of 36 months. Under their terms, the agreements will be extended by the Board of Directors on the anniversary date for an additional 12 months provided that there has been a satisfactory performance review of the subject employee within the prior 12 months. The agreements provide that if, at any time following a change in control of the Bank, the Bank terminates the covered employees' employment for any reason other than cause, or if any of the covered employees terminates his employment following a material reduction in compensation, increase in workload, reduction in secretarial support or relocation of his principal place of employment, they would be entitled to receive a payment equal to 299% of their annual compensation. The Bank would also continue life, health, and disability coverage for the remaining unexpired term of his or her agreement. Assuming a change-in-control were to take place as of December 31, 1996 and the named employees were terminated in connection therewith, the aggregate amount payable to Messrs. Merryman, Tooley and Steffens under these agreements would have been approximately $212,103 $214,954 and $129,733, respectively.

BENEFIT PLANS

      GENERAL. 1st Savings currently provides health care benefits to its employees, including hospitalization and shared comprehensive medical insurance, dental, as well as life and disability, subject to certain deductibles and other limitations. None of the management of the Bank or the Company has a written employment agreement; however, three executive officers have entered into change in control severance agreements with the Company.

      DEFINED BENEFIT PENSION PLAN. The Bank's employees are included in the Financial Institutions Retirement Fund, a multi-employer comprehensive pension plan (the "Pension Plan"). This non-contributory defined benefit retirement plan covers all salaried employees who have met minimum service requirements. Employees become 100% vested in the Pension Plan after five years of eligible service (as defined in the Pension Plan). The Bank's policy is to fund the maximum amount that can be deducted for federal income tax purposes. The Bank made contributions to the Pension Plan during fiscal 1996 of $49,000.

      The following table illustrates annual pension benefits payable upon retirement, which are not subject to offset for Social Security payments, based on various levels of compensation and years of service and assuming payment in the form of a straight-line annuity. Benefits payable under the Pension Plan are based upon salary.



 Average Annual                                Years of Service
                    -----------------------------------------------------------------
  Compensation         10             15          20            25              30
---------------     --------       -------     -------        -------         -------
$ 40,000            $  8,000       $12,000     $16,000        $20,000         $24,000
  60,000              12,000        18,000      24,000         30,000          36,000
  80,000              16,000        24,000      32,000         40,000          48,000
 100,000              20,000        30,000      40,000         50,000          60,000
 120,000              24,000        36,000      48,000         60,000          72,000


      At December 31, 1996, Mr. Merryman had 17 years of credited service under the Pension Plan.

CERTAIN TRANSACTIONS

      The Bank follows a policy of granting loans to eligible directors, officers, employees and members of their immediate families for any purpose consistent with Bank policy. Under current policy, all new loans to directors and executive officers are required to be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and not to involve more than the normal risk of collectibility at the time of origination. At December 31, 1996, the Bank's loans to employees and members of their immediate families totaled approximately $1.6 million, or 5.22%, of stockholders' equity.

All of these loans were current at December 31, 1996. At that date, the Bank had no outstanding loans to affiliates made on preferential terms.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Corporation with copies of all
Section 16(a) forms they file.

      To the Corporation's knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, with the exception of one transaction reported late on a Statement of Changes in Beneficial Ownership of Securities on Form 4 filed by each of Messrs. Merryman and Tooley


             PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors of the Company has appointed Baird, Kurtz & Dobson independent accountants, to be the Company's auditors for the fiscal year ending December 31, 1997. Representatives of Baird, Kurtz & Dobson are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BAIRD, KURTZ & DOBSON AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                             STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 109 North Hickory, Mt. Vernon, Missouri 65712, no later than November 22, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                 OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

      The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

Mt. Vernon, Missouri
March 25, 1997

                             SHO-ME FINANCIAL CORP.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 23, 1997


    The undersigned hereby appoints the Board of Directors of Sho-Me Financial Corp. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the main office of the Company, located at 109 N. hickory, Mt. Vernon, Missouri on April 23, 1997 at 1:00 p.m. and at any and all adjournments and postponements thereof.

1. The election as director of the nominee listed below (except as marked to the contrary):

                   /  / FOR                /  / VOTE WITHHELD

    INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR THE INDIVIDUAL NOMINEE, STRIKE A
                  LINE IN THAT NOMINEE'S NAME BELOW.

                                 STEPHEN MANUS

2. The ratification of the appointment of Baird, Kurtz & Dobson as auditors for the Company for the fiscal year ending December 31, 1997.

       /  / FOR              /  / AGAINST              /  / VOTE WITHHELD

    In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

    THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL
                 AND THE ELECTION OF THE NOMINEES LISTED ABOVE.


                                   (Continued and to be SIGNED on Reverse Side)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


    Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

    The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.





Dated: __________________, 1997  ___________________________________________
                                 Signature of Stockholder
                                 Please sign exactly as your name(s) appear(s) to the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE